EXHIBIT 11

                   AMENDED AND RESTATED JOINT FILING AGREEMENT


                     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with regard to the securities of Tesoro Petroleum Corporation, and further agree that this Amended and Restated Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof the undersigned, being duly authorized, hereby execute this Amended Restated Joint Filing Agreement this 7th day of February, 1996.

                                               WHELAN MANAGEMENT CORP.
                                               SEAN KENRICK FLANNERY TRUST
                                               GEORGE F. BAKER
                                               ALAN KAUFMAN
                                               KAUFMAN CHILDREN'S TRUST
                                               JAMES H. STONE
                                               ROBERT S. WASHBURN
                                               ROBERT S. AND SUZANNE P. WASHBURN
                                                   REVOCABLE TRUST
                                               ROBERT S. WASHBURN MONEY
                                                   PURCHASE, PENSION AND PROFIT
                                                   SHARING KEOGH PLAN TRUSTS


                                               By:/s/   Kevin S. Flannery
                                                  -----------------------------
                                               Name: Kevin S. Flannery
                                               Title: Attorney-in-Fact for All


                                               KEVIN S. FLANNERY

                                               /s/   Kevin S. Flannery
                                               --------------------------------
                                               Kevin S. Flannery






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